                                                                   EXHIBIT 10.49

** NOTE: PURSUANT TO INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K, A SCHEDULE OF MATERIAL DETAILS OF VARIOUS LOAN AGREEMENTS AND RELATED DOCUMENTS FOLLOWS THE FORMS.**

                                 LOAN AGREEMENT


THIS LOAN AGREEMENT is made and entered into this ___ day of _______, 2001, by and between _____________________________ ("EMPLOYEE") and Colorado MEDtech, Inc., a Colorado corporation (the "COMPANY").

         WHEREAS, the Company has agreed to loan up to $____________ (the "COMMITMENT AMOUNT") to Employee to enable Employee to purchase shares of Common Stock of the Company; and

         WHEREAS, the Company is willing to offer to such loan (the "LOAN") to Employee and Employee desires to accept the loan on the terms and conditions contained herein;

         NOW, THEREFORE, in consideration of the above recitals, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto agree as follows:

         1. Loan Commitment. The Company agrees to loan up to the Commitment Amount to Employee during the period beginning with the date hereof and ending June 30, 2001 under the terms of the Promissory Note of even date herewith, provided, that Employee is employed by the Company at the time of advances thereunder.

         2. Repayment. Upon payment in full of the loan, the Company shall deliver to Employee the Promissory Note marked "paid in full," together with a termination of the Financing Statement filed on Form UCC-1, as hereinafter identified and written authorization and instructions for release of escrowed share certificates.

         3. Use of Proceeds. Employee represents, warrants, and covenants to and with the Company that the proceeds of the Loan shall be used by Employee solely for purchase of common stock of the Company (the "SHARES") from persons other than the Company and that loan proceeds not so used within thirty (30) days of their advancement by the Company shall be immediately returned to the Company. The Shares, together with duly executed Stock Powers, will be delivered to and held by the Company's legal counsel, Chrisman, Bynum & Johnson, P.C. ("ESCROW AGENT"), pursuant to a Master Escrow Agreement of even date herewith.

         4. Form and Application of Payments. All payments (including prepayments by Employee) on account of principal, interest, and other charges shall be made to the Company without setoff or counterclaim, at the principal office of the Company, in lawful money of the United States of America.

         5. Security Instruments. Contemporaneously with execution of this Loan Agreement, Employee shall execute and acknowledge, as appropriate, and deliver to the Company, the Promissory Note, a Security Agreement, a financing statement on Form UCC-1 and a counterpart signature page to the Master Escrow Agreement, which shall secure the repayment of the Loan. The security interest granted in the Security Agreement shall be subordinate to no other liens or encumbrances whatsoever, and Employee will deliver certificates for all Shares purchased with proceeds of the Loan to the Escrow Agent as soon as possible after a purchase transaction. This Agreement, the Promissory Note, the Security Agreement, the Form UCC-1, and the Master Escrow Agreement are hereinafter collectively referred to as the "LOAN DOCUMENTS").

         6. Representations and Warranties. Employee represents and warrants that the Loan Documents, when executed and delivered, will constitute valid and legally binding obligations of Employee, enforceable against Employee in accordance with their respective terms, and will not result in any violation of, or conflict with, or constitute a default under, any mortgage, deed of trust, pledge, loan or credit agreement or other agreement by which Employee is bound or affected. All action required for the execution and performance of the Loan Documents by Employee has been taken and all required consents and authorizations have been obtained.

         7. Covenants. As long as any portion of the Loan shall remain unpaid, Employee covenants and agrees to perform and strictly comply with each of the provisions of the Loan Documents.

         8. Events of Default. The occurrence of any one or more of the following events shall constitute an event of default ("EVENT OF DEFAULT") hereunder: (a) failure to deliver the Shares to Escrow Agent within forty-five
(45) days of the date on which the Company makes an Advance under the Promissory Note to Employee, (b) failure to pay any installment of principal or interest on the Promissory Note or any portion thereof when due, or (c) breach of or failure to perform any of the terms and conditions of any of the Loan Documents, if such breach is not cured within ten (10) days of delivery of written notice by the Company to Employee.

         9. Rights and Remedies of the Company. On the occurrence of an Event of Default or at any time thereafter, then the entire principal sum of the Promissory Note and the accrued interest shall, at the option of the Company, become at once due and payable without further notice, and the Company may, at its option, enforce each and every right, power, and remedy provided for in the Loan Documents and may pursue any other right, power, or remedy available to it, whether at law, in equity, by statute, or otherwise, to enforce a collection of all amounts and the performance of all other obligations due and owing to it under or pursuant to the Loan Documents. Employee agrees to indemnify and hold harmless the Company from and against any and all costs, expenses, claims, losses, liabilities and damages (including reasonable fees and disbursements of counsel) arising out of, based upon or relating to a violation by Employee of any law or regulation, including without limitation a violation of Section 16 of the Securities Exchange Act of 1934 resulting from remedies pursued by the Company relating to an Event of Default.

         10. Severability of Provisions. If any provisions of any of the Loan Documents shall be held, declared, or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by a court of competent jurisdiction, government authority, or otherwise, such holding, declaration, or pronouncement shall not adversely affect any other provision of such document, which shall otherwise remain in full force and effect and be enforceable in accordance with the terms of this Agreement.

         11. Survival. All agreements, representations, warranties, terms and conditions contained in the Loan Documents made by Employee and in connection with the loan shall survive the closing and the execution and delivery of the Loan Documents.

         12. Time is of the Essence. Time is of the essence hereof and under all of the Loan Documents.

         13. Binding Effect. This Agreement shall be binding on the heirs, successors and assigns of the parties hereto.

         14. Colorado Law to Govern. This Agreement shall be construed in accordance with the laws of the state of Colorado notwithstanding any Colorado or other conflict of law provision to the contrary.

         15. Notices. All notices, requests, demands, and other communications pertaining to this Agreement shall be in writing and shall be deemed duly given when delivered personally (which shall include delivery by facsimile and by Federal Express or other nationally recognized, reputable overnight courier service that issues a receipt or other confirmation of delivery) to the party for whom such communication is intended, or three (3) business days after the date mailed by certified or registered U.S. mail, return receipt requested, postage prepaid, addressed as follows:

                  (a)      If to Company:

                  Colorado MEDtech, Inc.
                  6175 Longbow Drive
                  Boulder, Colorado 80301
                  Attn: Peter J. Jensen, Vice President

                  with a copy (which shall not constitute notice) to:

                  Chrisman, Bynum & Johnson, P.C.
                  Attn:  Christopher Hazlitt
                  1900 Fifteenth Street
                  Boulder, Colorado 80302

                  (b)      If to Employee:

                  to the Employee's address set forth on the counterpart signature page attached to this Agreement or to such other address as such party shall specify by written notice to the other parties hereto.

         IN WITNESS WHEREOF, this Loan Agreement is executed as of the day and year first above written.

                                   THE COMPANY:

                                   COLORADO MEDTECH, INC.



                                   By:
                                      ---------------------------------
                                         Peter J. Jensen
                                         Vice President


                                   EMPLOYEE:


                                   --------------------------------------------
                                   Printed Name:
                                                -------------------------------

                             MASTER PROMISSORY NOTE


Up to a maximum of $__________                                 ___________, 2001
                                                               Boulder, Colorado

         FOR VALUE RECEIVED, the undersigned, ________________________ ("MAKER"), promises to pay to the order of Colorado MEDtech, Inc., a Colorado corporation ("HOLDER") at such place as shall be designated by Holder, the unpaid principal amount of all Advances (as defined herein) made by Holder hereunder, together with interest at the prime rate of interest as stated in the Money Rates section of The Wall Street Journal (or, if such information is not available, then the prevailing prime rate of interest in the United States, as stated in a comparable authoritative financial publication) plus one-half of one percent (1/2%) per annum. The foregoing prime rate of interest shall be updated and adjusted according to such rate as applicable on January 2 (or, if such date falls on a weekend or holiday, the first business day thereafter) of each calendar year. Holder shall make advances to Maker in amounts up to a maximum of $____________ (the "COMMITMENT AMOUNT"), as requested by Holder from time to time pursuant to the terms of the second paragraph hereof and provided that no Advances will be made after the earlier to occur of (a) the entire Commitment Amount being advanced by Holder to Maker, (b) the termination of Maker's employment with Holder for any reason or (c) June 30, 2001. Maker understands that this is not a "revolving" note and that once principal payments are made on this Promissory Note, Holder will not re-advance them after payments toward principal have been made. Maker will pay accrued interest on the outstanding balance of this Promissory Note on each anniversary of the date hereof and all principal and accrued interest hereunder will be due and payable in full on the date which is (5) years from the date of this Promissory Note. If any payment due hereunder falls on a weekend or holiday, payment will be due on the first business day thereafter.

         Maker may request Advances in increments of at least $10,000 ("ADVANCES"), in an aggregate amount not to exceed the Commitment Amount. Each advance shall be listed on an attachment to this Promissory Note.

         This Promissory Note is to be secured by shares of Common Stock of Colorado MEDtech, Inc., pursuant to the terms of a Loan Agreement and a Security Agreement, both of even date herewith. The security interest in the Shares created by the Security Agreement shall in no way limit or restrict the Holder's collection rights as against Maker, as this is a full recourse obligation of Maker. Such shares ("SHARES"), together with duly executed Stock Powers, will be delivered to and held by Holder's legal counsel, Chrisman, Bynum & Johnson, P.C., pursuant to a Master Escrow Agreement, of even date herewith.

         Maker may prepay the Advance, in whole or in part, at any time, without penalty.

         Upon (i) failure to deliver the Shares to Chrisman, Bynum & Johnson, P.C., within forty-five (45) days of the date on which Holder makes any Advance to Maker, or (ii) failure to pay any installment of principal or interest on this Promissory Note or any portion thereof when due, or (iii) to perform any of the terms or conditions of this Note or the breach by Maker of any document or agreement referenced herein, if such deficiency is not cured within ten (10) business days of delivery of written notice by Holder hereof to the Maker, then the entire principal sum and accrued interest shall, at the option of Holder hereof, become at once due and payable without further notice.

         If any principal or interest payment on this Promissory Note is not paid within ten (10) days after such payment is due, whether maturing by lapse of time or by reason of the failure of the Maker hereof to pay when due or because of a default in the performance of any of the covenants contained in this Promissory Note, such installment of principal and interest shall thereafter bear interest at the rate of one and one-half (1-1/2) times the interest rate provided hereinabove (or the highest rate allowable by law, if less) until fully paid.

         This Note shall become immediately due and payable (i) ninety (90) days after Holder's employment with Colorado MEDtech, Inc., or any subsidiary corporation, terminates for any reason, (ii) if Maker commences any proceedings in bankruptcy or for dissolution, liquidation, winding-up, composition or other relief under state or federal bankruptcy laws; (iii) if such proceedings are commenced against Maker, or a receiver or trustee is appointed for Maker or a substantial portion of its property, and such proceeding or appointment is not dismissed or discharged within sixty (60) days after its commitment; or (iv) the date which is (5) years from the date of this Promissory Note.

         All makers and endorsers waive presentment, demand for payment, notice of dishonor, notice of protest, protest and all other notices or demands in connection with the delivery, acceptance, extension, performance, default, endorsement or guarantee hereof.

         In the event (a) this Promissory Note is placed in the hands of any attorney for collection, or (b) any suit or proceeding is brought for the recovery or protection of the indebtedness, then and in any such events, the Maker hereof agrees to pay on demand all costs and expenses of such suit or proceedings incurred by Holder hereof, including reasonable attorneys' fees.

         This Note shall be interpreted in accordance with the laws of the State of Colorado notwithstanding any Colorado or other conflict of law provision to the contrary. Any failure of Holder hereof to exercise any right shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter.



                                   --------------------------------------------
                                   Printed Name:
                                                -------------------------------

                                    ADVANCES



DATE                               AMOUNT
--------------------------------------------------------------------------------

                             MASTER ESCROW AGREEMENT
                           (WITH POWER OF ATTORNEY AND
                        WAIVER OF CONFLICTS OF INTEREST)


         This Master Escrow Agreement ("AGREEMENT") is entered into this ____ day of January, 2001, by and among Colorado MEDtech, Inc., a Colorado corporation ("CMED"), Chrisman, Bynum & Johnson, P.C., a Colorado professional corporation ("ESCROW AGENT"), and the parties who become parties to this Agreement by signing a counterpart signature page hereto (each of whom, for purposes of this Agreement, is referred to as an "EMPLOYEE"). The terms of this Agreement shall apply as to any Employee only as to that Employee's Escrow Shares, as defined herein.

         CMED and Employee have entered into a Loan Agreement ("LOAN AGREEMENT") pursuant to which CMED will loan money to Employee to enable Employee to purchase CMED common stock. CMED and Employee have agreed that the common stock purchased, and other CMED securities thereafter acquired by Employee pursuant to the terms of the Loan Agreement will be delivered to and held by Escrow Agent under the terms of this Agreement. Employee and CMED desire that Escrow Agent hold such securities as provided in this Agreement. It is the responsibility of Employee to deliver such shares to Escrow Agent, together with Stock Powers in the form attached hereto, duly executed in compliance with New York Stock Exchange medallion signature requirements, in blank, to Escrow Agent within the time provided in the Loan Agreement. For purposes of this Agreement, Employee designates and appoints Escrow Agent as Employee's Attorney-in-Fact, with full power of attorney, to sign all documents and instruments whatsoever on behalf of and in the name of Employee including, but not limited to, Stock Powers to effect transfers of Escrow Shares in accordance with this Agreement.

         Accordingly, in consideration of the mutual covenants contained herein, the parties, intending to be legally bound, hereby agree as follows:

         1. Deposit of Escrow Shares. Employee has delivered or shall deliver the CMED share certificates for common stock required to be deposited in escrow (the "ESCROW SHARES") to Escrow Agent, and Escrow Agent shall hold and disburse the Escrow Shares only in accordance with this Agreement. Such share certificates shall be in the name of Employee only, and shall, for so long as they are held in escrow, be deemed beneficially owned by Employee and may be voted by Employee. Escrow Agent will not be asked to hold any property or funds other than Escrow Shares, without a written agreement to do so.

         2. Escrow Shares. Escrow Shares shall include any securities delivered as the result of a stock dividend, stock split, stock distribution, or similar event, and any such securities shall become part of the Escrow Shares to be held by Escrow Agent hereunder.

         3. Release of Escrow Shares.

                  (a) Escrow Agent shall release the Escrow Shares only (i) upon the receipt of written instructions as provided by the Escrow Terms attached hereto on Exhibit A, or (ii) an order of a court, or an arbitrator pursuant to
Section 7 of this Agreement. Without the unanimous agreement in writing of CMED, Employee and Escrow Agent, agreeing to a change in the Escrow Terms attached hereto as Exhibit A, such parties agree to be bound by the terms of such Escrow Terms. Upon final release of an Employee's Escrow Shares as provided for herein, this Agreement shall terminate as to that Employee, and the Escrow Agent shall be discharged of any further liability relating to that Employee's Escrow Shares.

                  (b) Notwithstanding the Escrow Terms attached hereto as Exhibit A, either party may notify the Escrow Agent and the other party in writing of its claim that it is entitled to the Escrow Shares. Such claiming party shall, in reasonable detail, cite the Section(s) of the Loan Agreement, and/or this Agreement, and the facts and circumstances supporting its claim. Unless the other party objects by written notice to the Escrow Agent and the other party within thirty (30) days of its receipt of such notice, the Escrow Agent may release the Escrow Shares to the claiming party. If the other party does so object, then the Escrow Agent shall continue to hold the Escrow Shares and shall release them only in accordance with joint written instructions executed by Employee and CMED or with the order of a court, or an arbitrator pursuant to Section 7 of this Agreement. Each party agrees that it will act only in good faith in making any claim or any objection pursuant to this Section 3(b).

         4. Duties of the Escrow Agent.

                  (a) Duties in General.

                           (i) The Escrow Agent undertakes to perform only such
duties as are expressly set forth herein (and required by applicable law), which the parties agree are ministerial in nature. If in doubt as to its duties and responsibilities hereunder, the Escrow Agent may consult with counsel of its choice and shall be protected in any action taken or omitted in connection with the advice or opinion of such counsel.

                           (ii) If the Escrow Agent becomes involved in
litigation with respect to this Escrow Agreement for any reason, it is hereby authorized to deposit the Escrow Shares with the Clerk of such court in which such litigation is pending, or to interplead all interested parties in any court of competent jurisdiction and to deposit with the Clerk of such court the Escrow Shares. Upon the happening of either of the above, the Escrow Agent shall stand fully relieved and discharged of any further duties hereunder.

                           (iii) If the Escrow Agent should at any time be
confronted with inconsistent claims or demands by the parties hereto, the Escrow Agent shall have the right to interplead such parties in any state or federal court of competent jurisdiction, to deposit the Escrow Shares with the Clerk of such court, and to request that such court determine the respective rights of the parties with respect to this Escrow Agreement, and upon doing so, the Escrow Agent automatically shall be released from any obligations or liability as a consequence of any claims or demands hereunder; provided, however, that any party may initiate arbitration proceedings pursuant to Section 7 hereunder.

                  (b) Exculpation. Except for the Escrow Agent's own willful misconduct, bad faith or gross negligence; (i) the Escrow Agent shall have no liability of any kind whatsoever for its performance of any duties imposed upon the Escrow Agent under this Escrow Agreement or for any of its acts or omissions hereunder; (ii) the Escrow Agent shall not be responsible for any of the acts or omissions of the parties hereto; (iii) the Escrow Agent shall not be liable to anyone for damages, losses or expenses arising out of this Escrow Agreement; and
(iv) the Escrow Agent may rely and/or act upon any written instrument, document or request believed by the Escrow Agent in good faith to be genuine and to be executed and delivered by the proper person, and may assume in good faith the authenticity, validity and effectiveness thereof and shall not be obligated to make any investigation or determination as to the truth and accuracy of any information contained therein.

                  (c) No Additional Duties. The Escrow Agent shall have no duties except those that are expressly set forth herein, and it shall not be bound by any notice of a claim or demand hereunder, or any waiver, modification, amendment, termination or rescission of this Escrow Agreement.

                  (d) Miscellaneous. The Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through its agents or attorneys. The Escrow Agent shall not be responsible for and shall not be under a duty to examine or pass upon the validity, binding effect, execution or sufficiency of the Escrow Agreement or of any agreement amendatory or supplemental hereto.

         5. Releases; Indemnification; Fees and Expenses; Distribution.

                  (a) CMED and Employee, jointly and severally, agree to indemnify and hold harmless the Escrow Agent from and against any and all costs, expenses, claims, losses, liabilities and damages (including reasonable fees and disbursements of counsel) (collectively, "DAMAGES") arising out of, based upon or relating to the Escrow Agent's actions as escrow agent hereunder, except to the extent that a court of competent jurisdiction determines by final, nonappealable order that such Damages arose directly from the Escrow Agent's gross negligence or willful misconduct, such Damages to be shares equally, one-half by CMED and one-half by Employee.

                  (b) The Escrow Agent shall be entitled to reimbursement for all administrative fees and expenses incurred by the Escrow Agent (including reasonable fees and expenses of counsel) in connection with its duties hereunder. Such fees and expenses shall be paid by CMED.

         6. Resignation of the Escrow Agent. The Escrow Agent, and any successor Escrow Agent, may resign at any time as Escrow Agent hereunder by giving at least fifteen (15) business days written notice to the parties. Upon such resignation and the appointment of a successor Escrow Agent, the resigning Escrow Agent shall be absolved from any and all liability in connection with the exercise of its powers and duties as Escrow Agent hereunder. Upon their receipt of notice of resignation from the Escrow Agent, CMED and Employee shall use their reasonable best efforts jointly to designate a successor Escrow Agent. If the parties do not agree upon a successor Escrow Agent within fifteen (15) business days after the receipt by the parties of the Escrow Agent's resignation notice, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor Escrow Agent or other appropriate relief and any such resulting appointment shall be binding upon all parties hereto. By mutual agreement, the parties shall have the right at any time upon not less than seven (7) business days written notice to terminate their appointment of the Escrow Agent, or the successor Escrow Agent, as Escrow Agent hereunder. Notwithstanding anything to the contrary in the foregoing, the Escrow Agent or the successor Escrow Agent shall continue to act as Escrow Agent until a successor is appointed and qualified to act as Escrow Agent.

         7. Dispute Resolution. Except as provided below, any and all disputes arising under or related to this Agreement which cannot be resolved through negotiations between the parties shall be submitted to binding arbitration. If the parties fail to reach a settlement of their dispute within fifteen (15) days after the earliest date upon which one of the parties notified the other(s) of its desire to attempt to resolve the dispute, then the dispute shall be promptly submitted to arbitration by a single arbitrator through the Judicial Arbiter Group ("JAG"), any successor of the JAG, or any similar arbitration provider who can provide a former judge to conduct such arbitration if JAG is no longer in existence. The arbiter shall be selected by JAG on the basis, if possible, of his or her expertise in the subject matter(s) of the dispute. The decision of the arbitrator shall be final, nonappealable and binding upon the parties, and it may be entered in any court of competent jurisdiction. The arbitration shall take place in Boulder, Colorado. The arbitrator shall be bound by the laws of the State of Colorado applicable to the issues involved in the arbitration and all Colorado rules relating to the admissibility of evidence, including, without limitation, all relevant privileges and the attorney work product doctrine. All discovery shall be completed in accordance with the time limitations prescribed in the Colorado rules of civil procedure, unless otherwise agreed by the parties or ordered by the arbitrator on the basis of strict necessity adequately demonstrated by the party requesting an extension of time. The arbitrator shall have the power to grant equitable relief where applicable under Colorado law. The arbitrator shall issue a written opinion setting forth his or her decision and the reasons therefor within thirty (30) days after the arbitration proceeding is concluded. The obligation of the parties to submit any dispute arising under or related to this Agreement to arbitration as provided in this Section shall survive the expiration or earlier termination of this Agreement. Notwithstanding the foregoing, either party may seek and obtain an injunction or other appropriate relief from a court to preserve or protect trademarks, tradenames, copyrights, patents, trade secrets or other intellectual property or proprietary information or to preserve the status quo with respect to any matter pending conclusion of the arbitration proceeding, but no such application to a court shall in any way be permitted to stay or otherwise impede the progress of the arbitration proceeding.

         In the event of any arbitration or litigation being filed or instituted between the parties concerning this Agreement, the prevailing party will be entitled to receive from the other party or parties its attorneys' fees, witness fees, costs and expenses, court costs and other reasonable expenses, whether or not such controversy, claim or action is prosecuted to judgment or other form of relief.

         8. Notices. All notices, requests, demands, and other communications pertaining to this Agreement shall be in writing and shall be deemed duly given when delivered personally (which shall include delivery by facsimile and by Federal Express or other nationally recognized, reputable overnight courier service that issues a receipt or other confirmation of delivery) to the party for whom such communication is intended, or three (3) business days after the date mailed by certified or registered U.S. mail, return receipt requested, postage prepaid, addressed as follows:

                  (a)      If to CMED:

                  Colorado MEDtech, Inc.
                  6175 Longbow Drive
                  Boulder, Colorado 80301
                  Attn: Peter J. Jensen, Vice President

                  with a copy (which shall not constitute notice) to:

                  Chrisman, Bynum & Johnson, P.C.
                  Attn:  Christopher Hazlitt
                  1900 Fifteenth Street
                  Boulder, Colorado 80302

                  (b)      If to Escrow Agent:

                  Chrisman, Bynum & Johnson, P.C.
                  Attn: Christopher Hazlitt
                  1900 Fifteenth Street
                  Boulder, Colorado 80302

                  (c)      If to an Employee:

                  to the Employee's address set forth on the counterpart signature page attached to this Agreement or to such other address as such party shall specify by written notice to the other parties hereto. Any notice sent to Escrow Agent shall also be sent to the other party to this Agreement.

         9. Assignment. CMED and Employee may assign their rights under this Agreement to the same extent they are permitted to assign their rights and obligations under the Loan Agreement.

         10. Waiver of Conflicts of Interest. Employee acknowledges that Escrow Agent serves as legal counsel to CMED, and waives any conflict of interest arising out of that representation, and specifically consents to Escrow Agent's representation of CMED in all matters in connection with this transaction and any dispute that may arise between CMED and Employee.

         11. Miscellaneous. This Agreement, and with respect to Employee and CMED, the Loan Agreement and documents referred to therein, embody the entire agreement and understanding of the parties concerning the Escrow Shares. This Agreement may be amended only by a writing signed by the party against whom enforcement is sought. The headings in this Agreement are intended solely for convenience or reference and shall be given no effect in the construction or interpretation of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, except the choice of law rules utilized in that jurisdiction. This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns. This Agreement may be executed in any number of counterparts, which together shall constitute one and the same instrument.


              [The remainder of this page is intentionally blank.]

    To evidence their agreement, the parties have caused this Master Escrow
           Agreement to be executed on the date first written above.


                                          COLORADO MEDTECH, INC.



                                          By:
                                             ---------------------------------
                                                Peter J. Jensen
                                                Vice President


                                          ESCROW AGENT:

                                          CHRISMAN, BYNUM & JOHNSON, P.C.



                                          By:
                                             ---------------------------------
                                                Christopher M. Hazlitt

                             MASTER ESCROW AGREEMENT

COUNTERPART SIGNATURE PAGE


         The undersigned employee of Colorado MEDtech, Inc., agrees to the terms of, and hereby becomes a party to, the foregoing Master Escrow Agreement, as of the date set forth below.

                                    EMPLOYEE:


                                    -------------------------------

                                    Name:
                                         --------------------------

                                    Date:
                                         --------------------------


                                    ADDRESS FOR NOTICE PURPOSES:


                                    -------------------------------

                                    -------------------------------

                                    -------------------------------



COLORADO MEDTECH, INC. APPROVAL:



By:
   -----------------------------

Date:
     ---------------------------

                                    EXHIBIT A

                                  ESCROW TERMS


1. Employee shall deposit Escrow Shares with Escrow Agent within forty-five (45) days of a loan from CMED to facilitate the purchase of such shares.

2. Employee may request that CMED authorize the release of some or all of the Escrow Shares, from time to time, to pay the exercise price of CMED stock options, in which case a number of shares underlying such options equal to the number of shares released shall be deposited with Escrow Agent when issued.

3. Escrow Agent shall release Escrow Shares to Employee upon written authorization from CMED signed by an executive officer of CMED (other than Employee).

4. Escrow Agent shall release Escrow Shares and shall complete the Stock Power delivered by Employee and release such Stock Power with the Escrow Shares to CMED or CMED's stock transfer agent, upon written instructions from an executive officer of CMED stating that the loan is in default, provided, that Escrow Agent shall give written notice to Employee at least ten (10) days prior to the release of any shares to CMED.

6. Upon receipt of instructions to release the Escrow Shares signed by an executive officer of CMED (other than Employee) and Employee and in substantially the form attached hereto, Escrow Agent shall release the Escrow Shares and shall complete the Stock Power delivered by Employee and release such Stock Power with the Escrow Shares to CMED's stock transfer agent or the party indicated in such instructions.

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT, dated _____________, 2001, is entered into by and between _______________________ ("EMPLOYEE") and Colorado MEDtech, Inc., a Colorado corporation (the "SECURED PARTY");

                                   WITNESSETH:

         WHEREAS, Employee has borrowed money from Secured Party pursuant to a Loan Agreement (the "LOAN Agreement") and a Promissory Note (the "NOTE"), both of even date herewith, and purchased shares of common stock of Secured Party, to be evidenced by certificates to be delivered within forty-five (45) days of the date hereof (the "SHARES"); and

         WHEREAS, to induce the Secured Party to enter into the Loan Agreement, Employee has agreed to execute and deliver this Security Agreement;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

         1. Pledge. Employee hereby pledges, assigns and transfers to the Secured Party, and hereby grants to the Secured Party a security interest in the Shares and the certificates representing the Shares, and any other shares or securities of the Secured Party subsequently issued, and all cash, securities, and other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any of or all of the Shares (all such Shares, certificates, cash, securities and other property being herein collectively called the "PLEDGED COLLATERAL"). The Shares shall be held by Chrisman, Bynum & Johnson, P. C. ("ESCROW AGENT") and shall have attached thereto a stock power, endorsed in blank by Employee, in the form attached to the Master Escrow Agreement among the parties and of even date herewith. Unless and until an Event of Default (as defined in Section 3 hereof) has occurred, the Pledged Collateral shall be held by the Escrow Agent in accordance with the terms of this Security Agreement and the Master Escrow Agreement.

         2. Indebtedness Secured. The security interest in the Pledged Collateral granted under Section 1 hereof is granted as security for the payment by Employee of his or her obligations to the Secured Party which arise under the terms of the Note and the Loan Agreement.

         3. Events of Default. For purposes of this Security Agreement, an "EVENT OF DEFAULT" shall be deemed to have occurred if (i) Employee shall fail to deliver the Shares to the Escrow Agent within forty-five (45) days of his or her receipt of the funds loaned pursuant to the Note, (ii) Employee shall fail to pay any installment of principal or interest on the Note or any portion thereof when due, or (iii) if there is a breach by Employee of any representation, warranty, covenant or other agreement under this Security Agreement or the Loan Agreement, and such event is not cured within ten (10) days of delivery of written notice by the holder of the Note to Employee.

         4. Remedies Upon Default. At any time after an Event of Default shall have occurred, Employee shall, upon written notice by the Secured Party, (a) register the Pledged Collateral in the Secured Party's name and the Secured Party shall (to the extent permitted by law) have the right to vote the shares which are part of the Pledged Collateral pending disposition thereof as required by Section 4(c) hereof; (b) apply the cash (if any) then held as Pledged Collateral hereunder to the payments due on the Note; and (c) if there shall be no such cash or the cash so applied shall be insufficient to pay such Note in full, sell the Pledged Collateral, or any part thereof, on an additional ten
(10) business days' written notice to Employee, at public or private sale for cash, upon credit, or for future delivery, as the Secured Party shall deem appropriate; provided, however, that if such sale is a private sale, Employee shall receive written notice thereof at least five (5) business days prior to the consummation of such sale, which notice shall describe the material terms and conditions thereof, and Employee may, within such five-day period, tender payment and consummate such purchase on the same terms and conditions. In lieu of the foregoing, the Secured Party may cancel the Pledged Collateral and credit the fair market value of the cancelled shares (at the closing price of the stock on Nasdaq on the date of cancellation) as a payment toward the Note and in an amount not to exceed the Loan balance. Employee acknowledges that the stock value may decline between the date of the Event of Default and the liquidation or cancellation, and hereby waives any and all claims in respect of such decline.

         5. Application of Proceeds of Sale. The proceeds of sale of Pledged Collateral sold pursuant to Section 4 hereof shall be applied by the Secured Party as follows:

                  First: To the payment of the reasonable costs and expenses of such sale (including registration costs and expenses, if applicable), including the out-of-pocket expenses of the Secured Party and the reasonable fees and out-of-pocket expenses of counsel employed in connection therewith, and to the payment of all advances made by the Secured Party for the account of the Employee hereunder and the payment of all costs and expenses incurred by the Secured Party in connection with the administration and enforcement of this Security Agreement, to the extent that such advances, costs and expenses shall not have been reimbursed to the Secured Party;

                  Second: To the reduction of all amounts due and payable under the Note; and

                  Third: In the case of any surplus remaining after the application of the proceeds of the sale of Pledged Collateral as aforesaid, to Employee, his or her successors or assigns, or as a court of competent jurisdiction may direct.

         6. Amendment to Agreements, Etc. Employee agrees and consents that his or her obligations and the rights of the Secured Party under this Security Agreement shall not be impaired if, at any time and from time to time:

         (a) The time of repayment of the Note shall be extended in whole or in part and/or shall be renewed in whole or in part;

         (b) The maturity of the Note shall be accelerated and any collateral security therefor exchanged, surrendered or otherwise dealt with in accordance with the terms of any present or future agreement relating thereto, including this Security Agreement;

         (c) The time for the performance by Employee or of compliance with any term, covenant or agreement on his or her part to be performed under the Note and/or any present or future agreement between Employee and the Secured Party shall be extended or such performance or compliance waived;

         (d) The liability of Employee to pay the Note or to perform his or her obligations under any present or future agreement between Employee and the Secured Party shall be settled or compromised.

         Any of the foregoing may occur from time to time without affecting this Security Agreement or the obligations of Employee hereunder, which shall continue in full force and effect until the Note secured hereby and all obligations of Employee hereunder shall have been fully paid and performed.

         7. No Waiver. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Secured Party preclude any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

         8. Termination. This Security Agreement shall terminate upon the date on which the Note has been fully paid. At the time this Security Agreement has been terminated, the Secured Party shall reassign and redeliver to Employee, or to such person or persons as Employee may designate, against receipt, such of the Pledged Collateral (if any) as shall not have been sold or otherwise applied by the Secured Party pursuant to the terms hereof and shall still be held by the Escrow Agent hereunder, together with appropriate instruments of reassignment and release.

         9. Binding Agreement; Assignment. This Security Agreement and the terms, covenants and conditions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns. The purchaser, assignee, transferee, or pledgee of the Note and the Secured Party's security interest hereunder shall forthwith become vested with and entitled to exercise all the powers and rights given by this Security Agreement to the Secured Party.

         10. Governing Law; Amendments. This Agreement shall in all respects be construed in accordance with and governed by the laws of the State of Colorado notwithstanding any Colorado or other conflict of law provision to the contrary. This Agreement may not be amended or modified, nor may any of the Pledged Collateral be released from the security interest created hereby except in a writing signed by Employee and the Secured Party.


              [The remainder of this page is intentionally blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written.



                                    SECURED PARTY:

                                    COLORADO MEDTECH, INC.



                                    By:
                                       -----------------------------------------
                                           Peter J. Jensen
                                           Vice President


                                    EMPLOYEE:




                                    By:
                                       -----------------------------------------
                                           Name

SCHEDULE OF LOAN AGREEMENTS AND RELATED DOCUMENTS

     The following schedule of details of various Loan Agreements and related documents is provided in accordance with Instruction 2 to Item 601 of Regulation S-K. One (1) set of Loan Agreement, Master Promissory Note, Master Escrow Agreement and Security Agreement has been made for each person listed in the table below, and each document is substantially identical in all material respects to the form preceding this schedule except with respect to the details provided in the table below.

Name                        Amount of Loan        Date of Loan
----                        --------------        ------------
Stephen K. Onody               $250,000             1/17/01
Gregory A. Gould               $150,000             1/17/01
Charles R. Klasson, Jr.        $150,000             1/25/01
Frank Maguire                  $149,998             1/31/01
Kenneth D. Taylor, Ph.D.       $ 49,997             1/31/01
Bill Wood                      $ 24,998             1/31/01
Richard Schoen                 $ 24,998             1/31/01
Charles W. Philipp, Jr.        $ 74,999             1/31/01
James C. Vetricek              $124,806             3/30/01